Exhibit 10.33

LEASE AMENDMENT VII

THIS LEASE AMENDMENT (the "Amendment") is made as of the 28 day of February 2003, by and between SMALLWOOD VILLAGE ASSOCIATES ("Landlord") and American Rental Management Company ("Tenant").

WITNESSETH:

WHEREAS, Landlord and original tenant entered into a lease for certain commercial space in Smallwood Village Shopping Center, St.Charles, Maryland dated December 1, 1987 the "Lease"; and

WHEREAS, Lease was amended by Lease Amendment dated February 1, 1989; and

WHEREAS, Lease was further amended by Lease Amendment II dated December 1, 1992; and

WHEREAS, Lease was further amended by Lease Amendment III dated September 30, 1994; and

WHEREAS, Lease was further amended by Lease Amendment IV dated September 5, 1995; and

WHEREAS, Lease was assigned to American Rental Management Company by Assignment and Assumption dated September 1, 1998; and

WHEREAS, Lease was further amended by Lease Amendment V dated September 1, 2000; and

WHEREAS, Lease was further amended by Lease Amendment VI dated July 24, 2002; and

WHEREAS, Tenant wishes to further amend the Lease by increasing square footage of the premises.

NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties agree as follow:

  In Article 1 of Lease, the number "3,509" square feet which was amended to read "4,734" square feet was amended to read "6,120" square feet was amended to read "3,980" is now further amended to read "4,179" square feet.

  Effective March 1, 2003, rental charge will be according to the attached schedule on page 3.
  Except as specifically modified by this Amendment, the terms and provisions of the Lease will continue in full force and effect.

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment, or caused this Amendment to be executed by their duly authorized representatives.

ATTEST:	By:	SMALLWOOD VILLAGE ASSOCIATES INTERSTATE BUSINESS CORPORATION General Partner
/s/ Mary Ellen Dupuis		/s/ Pamela R. Polly Vice President

	By:	American Rental Management Company
/s/ Cynthia L. Hedrick		/s/ Paul Resnik, Senior Vice President Tenant

State of Maryland

SS:

County of Calvert

Before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared this date Pamela R. Polly. Personally well known (or satisfactorily proven) to me to be the Vice President of Interstate Business Corporation a Delaware corporation, who being by me first duly sworn, did acknowledge that he/she, as the duly authorized officer of said Corporation, executed the foregoing and annexed instrument, in the name and on behalf of the Corporation, as its free act and deed for the uses and purposes contained herein.

WITNESS my hand and official seal this 4th day of March, 2003.

/s/ Elizabeth K. Clayton Notary Public	My commission expires 11/1/06

Square Feet	Rent per Square Foot	Annual Minimum Rent	Monthly Minimum Rent	CAM	Total Monthly Rent

1/3 of 2016=672 sq. ft	$ 4.00	$ 2,688.00	$ 224.00	$ -	$ 224.00
1386 sq. ft.	8.00	11,088.00	924.00	-	924.00
1145 sq. ft.	9.75	11,163.72	930.31	85.87	1,016.18
628 sq. ft.	11.88	7,463.04	621.92	68.03	689.95
348 sq. ft.	9.45	3,288.60	274.05	26.10	300.15

*

Interstate Business Corporation
Executive Offices: 222 Smallwood Village Center, St. Charles, Maryland 20602
(301) 645-6833 or Metro-D.C. 843-7333

February 28, 2003

Smallwood Village Associates
222 Smallwood Village Center
St. Charles, Maryland 20602

American Rental Management Company
222 Smallwood Village Center
St. Charles, Maryland 20602

Re: Lease from Smallwood Village Associates
To American Rental Management Company

Ladies and Gentlemen:

In connection with the lease amendment dated February 28, 2003 (the "ARMC Lease") between Smallwood Village Associates ("SVA"), as Landlord, and American Rental Management Company ("ARMC"), as Tenant, the undersigned, Interstate Business Corporation ("IBC"), agrees to bear the responsibility for subleasing all or part of the premises demised under the ARMC Lease if ARMC decides to vacate said premises and sublease same in accordance with said ARMC Lease.

We understand that you will rely on the assurance provided in this letter and that you may disclose this letter to lender(s) with mortgage(s) or deed(s) of trust on the Smallwood Village Center property.

Very truly yours,

INTERSTATE BUSINESS CORPORATION

By: /s/ J. Michael Wilson
 James Michael Wilson
President